UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 6, 2016
(Date of earliest event reported)

POTLATCH CORPORATION
(Exact name of registrant as specified in its chapter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32729 (Commission File Number)	82-0156045 (I.R.S. Employer Identification Number)

601 W. First Avenue, Suite 1600, Spokane WA (Address of principal executive offices)	99201 (Zip Code)

509-835-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE
Commencing on June 7, 2016 Michael J. Covey, Chief Executive Officer and Jerald W. Richards, Vice President and Chief Financial Officer will present at the REIT Week conference in New York City, New York. A copy of the presentation slides are furnished as Exhibit 99.1 to this report. This exhibit is available on the Company’s website.
A live audio webcast of the presentation on June 8, 2016 will be made available on the Investors Resource page of Potlatch Corporation's website at www.potlatchcorp.com.
The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	The following item is filed as an exhibit to this report:

Exhibit 99.1 – Potlatch Presentation Slides June 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POTLATCH CORPORATION

Dated: June 6, 2016

By: /s/ Lorrie D. Scott
Lorrie D. Scott
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit         Description

Exhibit 99.1 - Potlatch Presentation Slides June 2016